Exhibit 10(i)

                                 AMENDMENT NO. 2
                      TO THE MCI COMMUNICATIONS CORPORATION
                        1988 DIRECTORS' STOCK OPTION PLAN

     The MCI Communications Corporation 1988 Directors' Stock Option Plan is hereby amended as follows effective as of November 1, 1996:

1.  Section 2.3(c) is hereby restated in its entirety to read as follows:

     "(c) If an optionee's directorship terminates and no Revocation of Options has occurred, any option that the optionee is entitled to exercise under the terms of paragraph (b) above must be exercised by the earlier of: (i) five years following termination of the directorship, or (ii) the expiration date of the option. In the event that an optionee dies while serving as a director, and if no Revocation of Options has occurred, any option that the optionee is entitled to exercise under the terms of paragraph (b) above must be exercised by the earlier of: (i) five years after the optionee's death by the administrators or executors of the optionee's estate or by the person or persons to whom the optionee's rights under the option shall have passed by will or by the applicable laws of descent or distribution, or (ii) the expiration date of the option. If an optionee's directorship terminates due to the optionee's disability within the meaning of Section 22(e)(3) of the Code, any option granted to such optionee under the Plan may be exercised by the earlier of: (i) five years of the termination of the optionee's directorship, or (ii) the expiration date of the option. Any such exercise following the optionee's disability may be made only by such optionee or his personal representative."

     IN  WITNESS  WHEREOF,  MCI  COMMUNICATIONS   CORPORATION  has  caused  this
Amendment No. 2 to be executed and attested by its duly authorized officers and its corporate seal to be affixed hereto as of this 1st day of November, 1996.

                                          MCI COMMUNICATIONS CORPORATION

                                           /s/ Bert C. Roberts, Jr.
                                          --------------------------
                                           Bert C. Roberts, Jr.
ATTEST:                                    Chairman

/s/ C. Bolton-Smith, Jr.
-------------------------
C. Bolton-Smith, Jr.
Secretary